MUNIYIELD
MICHIGAN
FUND, INC.








FUND LOGO








Annual Report

October 31, 1995


This report, including the financial information herein, is transmitted to the shareholders of MuniYield Michigan Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders.

MuniYield
Michigan Fund, Inc.
Box 9011
Princeton, NJ
08543-9011





MuniYield Michigan Fund, Inc.


TO OUR SHAREHOLDERS

For the year ended October 31, 1995, the Common Stock of MuniYield Michigan Fund, Inc. earned $0.911 per share income dividends, which included earned and unpaid dividends of $0.075. This represents a net annualized yield of 5.98%, based on a month-end net asset value of $15.23 per share. Over the same period, the total investment return on the Fund's Common Stock was +18.29%, based on a change in per share net asset value from $14.05 to $15.23, and assuming reinvestment of $0.917 per share income dividends and $0.266 per share capital gains distributions.

For the six-month period ended October 31, 1995, the total investment return on the Fund's Common Stock was +8.01%, based on a change in per share net asset value from $14.56 to $15.23, and assuming reinvestment of $0.444 per share income dividends.

For the six-month period ended October 31, 1995, the Fund's Auction Market Preferred Stock had an average yield of 3.84%.

The Environment
After losing momentum through the second calendar quarter of 1995, it now appears that the US economic expansion has resumed. Gross domestic product growth for the three months ended September 30 was reported to be 4.2%, higher than generally expected. September durable goods orders increased a surprisingly strong 3%, and existing home sales rose to a near-record level. At the same time, there is evidence that inflationary pressures remain subdued. Reflecting the trend of renewed economic growth--and continued good news on the inflation front--the Federal Reserve Board signaled no near-term shift in monetary policy following its September meeting. Thus, official interest rates may not be reduced further in the immediate future.

Another significant development has been the strengthening of the US dollar relative to the yen and the Deutschemark. Improving interest rate differentials favoring the US currency, combined with coordinated central bank intervention and more positive investor sentiment, have helped to bolster the dollar in foreign exchange markets. Other factors that appear to be improving the US dollar's outlook in the near term are a pick-up in capital flows to the United States and the prospect of increased capital outflows from Japan. However, it remains to be seen if the US dollar's strengthening trend can continue without significant improvements in the US budget and trade deficits.

In the weeks ahead, investor interest will continue to focus on US economic activity. Clear signs of a moderate, noninflationary expansion could further benefit the US stock and bond markets. In addition, should the current Federal budget deficit reduction efforts now underway in Washington prove successful, the implications would likely be positive for the US financial markets.

The Municipal Market
Tax-exempt bond yields continued to decline during the six-month period ended October 31, 1995. As measured by the Bond Buyer Revenue Bond Index, the yield on uninsured, long-term municipal revenue bonds fell 30 basis points (0.30%) to end the October period at approximately 6.00%. While tax-exempt bond yields have declined dramatically from their highs one year ago, municipal bond yields have exhibited considerable yield volatility on a weekly basis. In recent months, tax-exempt bond yields have fluctuated by as much as 20 basis points on a week-to-week basis. US Treasury bond yields have displayed similar volatility, but the extent of their decline has been greater. By the end of October, long-term US Treasury bond yields had declined almost 100 basis points to 6.33%. Proposed Federal tax restructuring continued to weigh heavily on the tax-exempt bond market. Thus far in 1995, US Treasury bond yields have declined approximately 150 basis points. Municipal bond yields have fallen approximately 95 basis points as the uncertainty surrounding any changes to the existing Federal income tax structure has prevented the municipal bond market from rallying as strongly as its taxable counterpart.

A general view of a moderately expanding domestic economy, supported by a very favorable inflationary environment, allowed interest rates to significantly decline from their recent highs in November 1994. However, this decline was not a smooth downward curve. Conflicting economic indicators were released during recent months that have prevented a clear consensus regarding the near-term direction of interest rates from being reached. The resultant uncertainty has promoted more of a saw-toothed pattern as interest rate declines were repeatedly interrupted by indications of stronger-than-expected economic growth. As these concerns were overcome by subsequent weaker economic releases, interest rate declines have resumed. These periods of volatility are likely to continue for the remainder of 1995, or until proposed Federal budget deficit reduction packages are resolved and any resultant responses by the Federal Reserve Board have occurred.

However, the municipal bond market's technical position remained supportive throughout recent quarters. Approximately $82 billion in long-term municipal securities were issued during the six months ended October 31, 1995. While this issuance is virtually identical to underwritings during the October 31, 1994 quarter, tax-exempt bond issuance over the last 12 months remained approximately 25% below comparable 1994 levels. The municipal bond market should maintain this positive technical position well into 1996. Annual issuance for 1995 is now projected to be approximately $140 billion, significantly less than last year's already low level of $162 billion. Projected maturities and early redemptions for the remainder of 1995 and throughout 1996 will lead to a continued decline in the total outstanding municipal bond supply throughout 1996 and, perhaps, into 1998 should new bond issuance remain at historically low levels.

Despite the municipal bond market's relative underperformance compared to the US Treasury market thus far in 1995, the extent of the tax-exempt bond market's rally was nonetheless quite impressive. Municipal bond yields have fallen 135 basis points from their highs reached in November 1994 and municipal bond prices rose accordingly. Most tax-exempt products recouped almost all of the losses incurred in 1994 and are well on their way to posting double-digit total returns for all of 1995. This relative underperformance so far in 1995 provided long-term investors with the rare opportunity to purchase tax-exempt securities at yield levels near those of taxable securities.

Additionally, many of the factors that led to the relative underperformance of the tax-exempt bond market thus far in 1995, namely investor concern regarding Federal budget deficit reductions and proposed changes in the Federal income tax structure, are nearing resolution. The Federal budget reconciliation process has already begun, and may be essentially completed by year-end. Recent public opinion polls suggest that the majority of American taxpayers prefer the existing Federal income tax system compared to proposed changes, such as the flat tax or national sales tax. In an upcoming election year, neither party is likely to advocate a clearly unpopular position, particularly one that can be expected to negatively impact the Federal budget deficit reduction program through reduced tax revenues. As these factors are resolved, we believe that much of the resistance that the municipal bond market met this year should dissipate. This should allow municipal bond yields to significantly decline from current levels in order to return to more normal historic yield relationships.

Portfolio Strategy
Over the past 12 months, the Fund's portfolio strategy and performance can be divided into two periods. From November through mid-December 1994, we believed that most of the rise in interest rates seen during the latter half of 1994 was unwarranted. Consequently, we maintained the Fund's earlier aggressive portfolio structure, causing the Fund to underperform market averages through late 1994. Beginning in mid-December 1994 and through October 31, 1995, the Fund's fiscal year end, our positive outlook toward interest rates was rewarded as bond yields began a significant correction. Since their highs in November 1994, tax-exempt bond yields have fallen over 100 basis points and bond prices have risen accordingly. During this period, the Fund outperformed industry averages and recouped almost all of the losses it incurred in 1994.

Given the extent of the municipal bond market's recent rally, we adopted a more neutral outlook toward interest rates. The Fund's cash reserves will remain limited in order to enhance the Fund's current income, but no significant additional purchase of interest rate-sensitive securities will be made. The Fund's present structure will allow it to fully participate in any additional market improvement. Our primary focus will continue to seek to provide as high a level as possible of tax-exempt income.

Short-term tax-exempt interest rates traded in the 3.25%-4.00% range throughout most of the last six months. This scenario continued to generate significant beneficial impact upon the yield paid to the Fund's Common Stock shareholders. However, should the spread between short-term and long-term interest rates narrow, the benefits of the leverage will decline, and, as a result, reduce the yield of the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see page 5 of this report to shareholders.)

In Conclusion
We appreciate your ongoing interest in MuniYield Michigan Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President




(Vincent R. Giordano)
Vincent R. Giordano
Vice President




(Fred K. Stuebe)
Fred K. Stuebe
Portfolio Manager



November 30, 1995



We are pleased to announce that Fred K. Stuebe is responsible for the day-to-day management of MuniYield Michigan Fund, Inc. Mr. Stuebe has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1989 as Vice President and Portfolio Manager in the Tax-Exempt Bond Department. Prior thereto, he was employed by Old Republic Insurance Company since 1984 as Vice President--Tax-Exempt Investments.

PROXY RESULTS
During the six-month period ended October 31, 1995, MuniYield
Michigan Fund, Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a special shareholders' meeting on June 16, 1995. The description of each proposal and number of shares voted are as follows:

                                                                                  Shares Voted             Shares Voted
                                                                                      For               Without Authority
1. To elect the Fund's Board of Directors:      Herbert I. London                  7,353,039                175,622
                                                Robert R. Martin                   7,350,829                177,832
                                                Arthur Zeikel                      7,351,491                177,170

                                                                                  Shares Voted    Shares Voted    Shares Voted
                                                                                      For           Against         Abstain
2. To select Deloitte & Touche LLP as the Fund's independent auditors.             7,319,447         55,462         153,752



During the six-month period ended October 31, 1995, MuniYield
Michigan Fund, Inc. Preferred Stock shareholders voted on the following proposals. The proposals were approved at a special shareholders' meeting on June 16, 1995. The description of each proposal and number of shares voted are as follows:

                                                                                 Shares Voted             Shares Voted
                                                                                     For               Without Authority
1. To elect the Fund's Board of Directors:      Herbert I. London                    1,374                     0
                                                Robert R. Martin                     1,374                     0
                                                Joseph L. May                        1,374                     0
                                                Andre F. Perold                      1,374                     0
                                                Arthur Zeikel                        1,374                     0

                                                                                  Shares Voted    Shares Voted    Shares Voted
                                                                                      For           Against         Abstain
2. To select Deloitte & Touche LLP as the Fund's independent auditors.               1,374             0               0

THE BENEFITS AND RISKS OF LEVERAGING

MuniYield Michigan Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differ-ential between short-term and long-term interest rates, the incremental yield pick-up on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield Michigan Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT    Alternative Minimum Tax (subject to)
HDA    Housing Development Authority
PCR    Pollution Control Revenue Bonds
S/F    Single-Family
UT     Unlimited Tax
VRDN   Variable Rate Demand Notes



SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
S&P     Moody's   Face                                                                                           Value
Ratings Ratings  Amount                                  Issue                                                 (Note 1a)

Michigan--99.4%
                          Battle Creek, Michigan, Tax Increment Finance Authority Revenue Bonds:
A-       NR*    $ 1,320     7.10% due 5/01/2010                                                                 $  1,455
A-       NR*      1,000     7.40% due 11/01/2015                                                                   1,090

AAA      Aaa      3,545   Capital Region Airport Authority, Michigan, Airport Revenue Bonds,
                          AMT, 6.60% due 7/01/2012 (c)                                                             3,788

AAA      Aaa      1,650   Dearborn, Michigan, Sewage Disposal System Revenue Bonds,
                          Series A, 5.125% due 4/01/2016 (c)                                                       1,551

                          Detroit, Michigan, Sewage Disposal System Revenue Bonds (d):
AAA      Aaa      2,005     6.70% due 7/01/2008                                                                    2,203
AAA      Aaa      3,140     6.625% due 7/01/2011                                                                   3,389
AAA      Aaa      1,900     6.625% due 7/01/2021                                                                   2,038

A1+      NR*        100   Detroit, Michigan, Tax Increment Finance Authority Revenue Bonds
                          (Central Industrial Park Project), VRDN, 3.70% due 10/01/2010 (a)                          100

BBB      Baa1     5,000   Dickinson County, Michigan, Economic Development Corp., PCR, Refunding
                          (Champion International Corporation Project), 5.85% due 10/01/2018                       4,758

AAA      Aaa      1,000   Eaton Rapids, Michigan, Public Schools Building and Site Revenue Bonds, UT,
                          5.50% due 5/01/2020 (c)                                                                    978

AAA      Aaa      1,500   Ferndale, Michigan, School District, Revenue Refunding Bonds, UT, 5.375%
                          due 5/01/2021 (d)                                                                        1,438

AAA      Aaa      2,000   Grand Ledge, Michigan, Public Schools District Revenue Bonds, UT, 6.45%
                          due 5/01/2014 (c)                                                                        2,150

AAA      Aaa      5,850   Grand Rapids, Michigan, Water Supply System, Revenue Refunding Bonds,
                          6.50% due 1/01/2015 (d)                                                                  6,171

                          Kalamazoo, Michigan, Hospital Finance Authority, Michigan Hospital Facility
                          Revenue Refunding and Improvement Bonds (Bronson Methodist), Series A:
A+       A1       2,500     6.25% due 5/15/2012                                                                    2,580
A+       A1       1,750     6.375% due 5/15/2017                                                                   1,803

AAA      Aaa      2,500   Kent, Michigan, Hospital Finance Authority, Michigan Hospital Facility Revenue
                          Refunding Bonds (Pine Rest Christian Hospital), 6.50% due 11/01/2010 (d)                 2,686

NR*      A        1,250   Michigan Higher Education Student Loan Authority Revenue Bonds, AMT,
                          Series XIV-A, 6.75% due 10/01/2006                                                       1,366

                          Michigan Municipal Bond Authority Revenue Bonds:
A        NR*      1,100     (Local Government Loan Program), Series B, 5.80% due 11/01/2013                        1,108
AA       A1       2,500     Refunding (Local Government---Qualified School), Series A, 6.50% due 5/01/2016         2,654
AA       Aa       4,700     (State Revolving Fund), Series A, 6.55% due 10/01/2013                                 5,053





SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
S&P     Moody's   Face                                                                                           Value
Ratings Ratings  Amount                                  Issue                                                 (Note 1a)

Michigan (continued)
AA-      A1     $ 4,000   Michigan Public Power Agency, Revenue Refunding Bonds (Belle River Project),
                          Series A, 5.25% due 1/01/2018                                                         $  3,756

AA-      A1      10,150   Michigan State Building Authority Revenue Bonds, Series II, 6.75% due 10/01/2011        11,032

                          Michigan State HDA, Rental Housing Revenue Bonds:
A+       NR*      5,000     AMT, Series A, 7.15% due 4/01/2010                                                     5,294
A+       NR*      6,000     Series B, 7.10% due 4/01/2021                                                          6,318

                          Michigan State HDA, S/F Mortgage Revenue Bonds:
AA+      NR*      2,500     Refunding, Series C, 6.50% due 6/01/2016                                               2,567
AA+      NR*      1,000     Series A, 6.80% due 12/01/2012                                                         1,054
AA+      NR*      3,325     Series A, 6.875% due 6/01/2023                                                         3,472

                          Michigan State Hospital Finance Authority Revenue Bonds:
AA       Aa       1,750     (Henry Ford Health System), Series A, 7% due 7/01/2010                                 1,883
A        A        1,000     (Mid-Michigan Obligation Group), 6.90% due 12/01/2024                                  1,047
AAA      Aaa      2,000     (Oakwood Hospital Group), 7.10% due 7/01/2000 (d)(f)                                   2,260
A        A        2,000     Refunding (Detroit Medical Center), Series A, 6.25% due 8/15/2013                      2,014
A        A        5,875     Refunding (Detroit Medical Center), Series A, 6.50% due 8/15/2018                      5,963
NR*      A1       1,000     Refunding (McLaren Obligation Group), Series A, 5.375% due 10/15/2013                    929
AAA      Aaa      1,000     Refunding (Oakwood Hospital Obligation Group), Series A, 5.50% due
                            11/01/2013 (d)                                                                           978
A        NR*      1,250     (Sisters of Mercy Health Corp.), Series J, 7.50% due 2/15/2001 (f)                     1,433

                          Michigan State Strategic Fund, Limited Obligation Revenue Bonds:
A+       A1       2,500     (Ford Motor Co. Project), AMT, Series A, 6.55% due 10/01/2022                          2,578
A1+      Aa3      1,000     Refunding (Consumers Power Company Project), VRDN, Series A,
                            3.95% due 6/15/2010 (a)                                                                1,000
AAA      Aaa      7,500     Refunding (Detroit Edison Co. Project), 6.875% due 12/01/2021 (d)                      8,208
AAA      Aaa      2,500     Refunding (Detroit Edison Co. Project), Series CC, 6.95% due 9/01/2021 (d)             2,720
A+       A1       8,000     Refunding (Ford Motor Co. Project), Series A, 7.10% due 2/01/2006                      9,052
A+       A1       2,500     (Waste Management Inc. Project), AMT, 6.625% due 12/01/2012                            2,603

NR*      P1         800   Michigan State Strategic Fund, PCR, Refunding (Consumers Power Project),
                          VRDN, Series A, 3.90% due 4/15/2018 (a)                                                    800

                          Michigan State Trunk Line Revenue Bonds, Series A:
AA-      A1       1,000     5.625% due 11/15/2013                                                                    998
AA-      A1       6,370     5.70% due 11/15/2016                                                                   6,375

AAA      Aaa      6,500   Monroe County, Michigan, Economic Development Corporation, Limited Obligation
                          Revenue Refunding Bonds (Detroit Edison Co.), Series AA, 6.95% due 9/01/2022 (d)         7,649

BBB      Baa1     2,500   Monroe County, Michigan, PCR (Detroit Edison Co. Project),
                          AMT, Series A, 7.75% due 12/01/2019                                                      2,733

AAA      Aaa      1,750   Pinckney, Michigan, Community Schools District, Revenue Refunding Bonds
                          (Livingston and Washtenaw Counties), UT, 5% due 5/01/2014 (d)                            1,630

AA       Aa       1,370   Plymouth-Canton, Michigan, Community Schools District,
                          Revenue Refunding Bonds, UT, Series A, 6.625% due 5/01/2016                              1,445

AA       Aa       2,250   Reeths-Puffer, Michigan, Schools Building Revenue Bonds,
                          UT, Series Q, 6.625% due 5/01/2002 (f)                                                   2,502

AAA      Aaa      2,000   Romulus, Michigan, Community Schools District, UT, Series I,
                          6.75% due 5/01/2001 (e)(f)                                                               2,254

SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
S&P     Moody's   Face                                                                                           Value
Ratings Ratings  Amount                                  Issue                                                 (Note 1a)

Michigan (concluded)
                          Royal Oak, Michigan, Hospital Finance Authority Revenue Bonds
                          (William Beaumont Hospital):
AA       Aa     $ 2,250     Refunding, Series G, 5.25% due 11/15/2019                                           $  2,039
AA       Aa       6,250     Series D, 6.75% due 1/01/2011                                                          6,586
AA       Aa       6,000     Series D, 6.75% due 1/01/2020                                                          6,323

                          University of Michigan, University Hospital Revenue Bonds, VRDN (a):
NR*      VMIG1++    600     Refunding, 4% due 12/01/2019                                                             600
NR*      VMIG1++    200     Series A, 4% due 12/01/2027                                                              200

AAA      Aaa      2,460   Western Michigan Community Schools District, Revenue Refunding Bonds, UT,
                          5.50% due 5/01/2025 (c)                                                                  2,400

AAA      Aaa      2,400   Western Michigan University, Revenue Refunding Bonds, Series B, 6.50%
                          due 7/15/2021 (b)                                                                        2,550

Total Investments (Cost--$161,794)--99.4%                                                                        171,604

Other Assets Less Liabilities--0.6%                                                                                  996
                                                                                                                --------
Net Assets--100.0%                                                                                              $172,600
                                                                                                                ========


(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1995.
(b)AMBAC Insured.
(c)MBIA Insured.
(d)FGIC Insured.
(e)FSA Insured.
(f)Prerefunded
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.
   Ratings of issues shown have not been audited by Deloitte & Touche
   LLP.


See Notes to Financial Statements.

FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of October 31, 1995
Assets:             Investments, at value (identified cost--$161,794,130) (Note 1a)                         $171,604,253
                    Cash                                                                                          95,243
                    Interest receivable                                                                        3,062,323
                    Deferred organization expenses (Note 1e)                                                      10,425
                    Prepaid expenses and other assets                                                             11,484
                                                                                                            ------------
                    Total assets                                                                             174,783,728
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                 $  1,889,745
                      Dividends to shareholders (Note 1f)                                       180,072
                      Investment adviser (Note 2)                                                75,398        2,145,215
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        38,538
                                                                                                            ------------
                    Total liabilities                                                                          2,183,753
                                                                                                            ------------

Net Assets:         Net assets                                                                              $172,599,975
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.10 per share (2,200 shares
                      of AMPS* issued and outstanding at $25,000 per share
                      liquidation preference)                                                               $ 55,000,000
                      Common Stock, par value $.10 per share (7,719,431 shares
                      issued and outstanding)                                              $    771,943
                    Paid-in capital in excess of par                                        107,640,565
                    Undistributed investment income--net                                      1,233,977
                    Accumulated realized capital losses on investments--net                  (1,856,633)
                    Unrealized appreciation on investments--net                               9,810,123
                                                                                           ------------
                    Total--Equivalent to $15.23 net asset value per share
                    Common Stock (market price--$13.875)                                                     117,599,975
                                                                                                            ------------
                    Total capital                                                                           $172,599,975
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.

Statement of Operations
                                                                                     For the Year Ended October 31, 1995
Investment Income   Interest and amortization of premium and discount earned                                $ 10,457,102
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    836,391
                    Commission fees (Note 4)                                                    150,687
                    Professional fees                                                            77,106
                    Accounting services (Note 2)                                                 51,666
                    Transfer agent fees                                                          40,030
                    Printing and shareholder reports                                             36,157
                    Directors' fees and expenses                                                 23,561
                    Listing fees                                                                 16,649
                    Custodian fees                                                               13,033
                    Amortization of organization expenses (Note 1e)                               7,878
                    Pricing fees                                                                  7,214
                    Other                                                                         7,901
                                                                                           ------------
                    Total expenses                                                                             1,268,273
                                                                                                            ------------
                    Investment income--net                                                                     9,188,829
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                         (1,856,607)
Unrealized Gain     Change in unrealized appreciation/depreciation on investments--net                        13,164,665
(Loss) on                                                                                                   ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $ 20,496,887
(Notes 1b,                                                                                                  ============
1d & 3):

Statements of Changes in Net Assets
                                                                                          For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                                             1995              1994
Operations:         Investment income--net                                                 $  9,188,829     $  9,173,702
                    Realized gain (loss) on investments--net                                 (1,856,607)       2,514,178
                    Change in unrealized appreciation/depreciation on investments--net       13,164,665      (21,380,168)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from operations          20,496,887       (9,692,288)
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                           (7,076,009)      (7,390,421)
Shareholders          Preferred Stock                                                        (1,773,222)      (1,682,428)
(Note 1f):          Realized gain on investments--net:
                      Common Stock                                                           (2,053,090)        (761,499)
                      Preferred Stock                                                          (461,109)        (125,147)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (11,363,430)      (9,959,495)


Capital Stock       Offering costs resulting from the issuance of Common Stock                       --           17,002
Transactions        Offering costs resulting from the issuance of Preferred Stock                    --           22,938
(Notes 1e & 4):                                                                            ------------     ------------
                    Net decrease in net assets derived from capital stock
                    transactions                                                                     --           39,940
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                   9,133,457      (19,611,843)
                    Beginning of year                                                       163,466,518      183,078,361
                                                                                           ------------     ------------
                    End of year*                                                           $172,599,975     $163,466,518
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $  1,233,977     $    894,379
                                                                                           ============     ============

                    See Notes to Financial Statements.



FINANCIAL INFORMATION (concluded)

Financial Highlights
                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                                                       Feb. 28
from information provided in the financial statements.                              For the Year Ended         1992++ to
                                                                                         October 31,            Oct. 31,
Increase (Decrease) in Net Asset Value:                                         1995       1994        1993       1992
Per Share           Net asset value, beginning of period                      $  14.05   $  16.59    $  14.22   $  14.18
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                        1.19       1.20        1.21        .77
                    Realized and unrealized gain (loss) on
                    investments--net                                              1.47      (2.44)       2.41        .14
                                                                              --------   --------    --------   --------
                    Total from investment operations                              2.66      (1.24)       3.62        .91
                                                                              --------   --------    --------   --------
                    Less dividends and distributions to Common Stock
                    shareholders:
                      Investment income--net                                      (.92)      (.96)      (1.00)      (.56)
                      Realized gain on investments--net                           (.27)      (.10)       (.05)        --
                                                                              --------   --------    --------   --------
                    Total dividends and distributions to Common Stock
                    shareholders                                                 (1.19)     (1.06)      (1.05)      (.56)
                                                                              --------   --------    --------   --------
                    Capital charge resulting from issuance of Common
                    Stock                                                           --         --          --       (.03)
                                                                              --------   --------    --------   --------
                    Effect of Preferred Stock activity:++++
                      Dividends and distributions to Preferred Stock
                      shareholders:
                        Investment income--net                                    (.23)      (.22)       (.19)      (.13)
                        Realized gain on investments--net                         (.06)      (.02)       (.01)        --
                      Capital charge resulting from issuance of
                      Preferred Stock                                               --         --          --       (.15)
                                                                              --------   --------    --------   --------
                    Total effect of Preferred Stock activity                      (.29)      (.24)       (.20)      (.28)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  15.23   $  14.05    $  16.59   $  14.22
                                                                              ========   ========    ========   ========
                    Market price per share, end of period                     $ 13.875   $ 12.625    $ 16.625   $ 14.875
                                                                              ========   ========    ========   ========

Total Investment    Based on market price per share                             19.93%    (18.40%)     19.54%      3.05%+++
Return:**                                                                     ========   ========    ========   ========
                    Based on net asset value per share                          18.29%     (9.00%)     24.78%      4.21%+++
                                                                              ========   ========    ========   ========

Ratios to Average   Expenses, net of reimbursement                                .76%       .76%        .74%       .54%*
Net Assets:***                                                                ========   ========    ========   ========
                    Expenses                                                      .76%       .76%        .74%       .72%*
                                                                              ========   ========    ========   ========
                    Investment income--net                                       5.50%      5.25%       5.32%      5.66%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, net of Preferred Stock, end of
Data:               period (in thousands)                                     $117,600   $108,467    $128,078   $106,938
                                                                              ========   ========    ========   ========
                    Preferred Stock outstanding, end of period
                    (in thousands)                                            $ 55,000   $ 55,000    $ 55,000   $ 55,000
                                                                              ========   ========    ========   ========
                    Portfolio turnover                                          15.47%     18.88%      12.88%     22.49%
                                                                              ========   ========    ========   ========

Dividends Per       Investment income--net                                    $    806   $    765    $    647   $    444
Share on
Preferred Stock
Outstanding:++++++

                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Commencement of Operations.
                ++++The Fund's Preferred Stock was issued on April 10, 1992.
              ++++++Dividends per share have been adjusted to reflect a two-for-
                    one stock split.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.







NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield Michigan Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYM. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing price as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and offering expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period. Direct expenses relating to the public offering of the Common and Preferred Stock were charged to capital at the time of issuance.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Inc.
("MLPF&S"), and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1995 were $30,030,848 and $24,611,087, respectively.

Net realized and unrealized gains (losses) as of October 31, 1995 were as follows:


                                    Realized
                                     Gains        Unrealized
                                    (Losses)        Gains

Long-term investments             $   456,411    $ 9,810,123
Financial futures contracts        (2,313,018)            --
                                  -----------    -----------
Total                             $(1,856,607)   $ 9,810,123
                                  ===========    ===========


As of October 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $9,810,123, of which $9,812,777 related to appreciated securities and $2,654 related to depreciated securities. The aggregate cost of investments at October 31, 1995 for Federal income tax purposes was $161,794,130.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
For the year ended October 31, 1995, shares issued and outstanding remained constant at 7,719,431. At October 31, 1995, total paid-in capital amounted to $108,412,508.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred
Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October 31, 1995 was 3.80%.

A two-for-one stock split occurred on December 1, 1994. As a result, as of October 31, 1995, there were 2,200 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends of $298,436.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1995, MLPF&S, an affiliate of FAM, earned $104,308 as commissions.

5. Subsequent Event:
On November 13, 1995, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $0.074906 per share, payable on November 29, 1995, to shareholders of record as of November 24, 1995.




<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders of
MuniYield Michigan Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield Michigan Fund, Inc. as of October 31, 1995, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period February 28, 1992 (commencement of operations) to October 31, 1992. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield Michigan Fund, Inc. as of October 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 1, 1995
</AUDIT-REPORT>





IMPORTANT TAX INFORMATION (unaudited)


All of the net investment income distributions paid monthly by MuniYield Michigan Fund, Inc. during its taxable year ended October 31, 1995 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, the following table summarizes the per share capital gains distributions paid by the Fund during the year.


                                                Payable         Short-Term      Long-Term
                                                  Date        Capital Gains   Capital Gains
Common Stock Shareholders                       12/29/94            --        $    0.265964
Preferred Stock Shareholders                    12/01/94            --        $209.39
                                                1/03/95             --        $104.90

Please retain this information for your records.


PER SHARE INFORMATION (UNAUDITED)

Per Share Selected Quarterly Financial Data*
                                                                                         Dividends/Distributions
                                        Net       Realized    Unrealized
                                     Investment    Gains        Gains         Net Investment Income     Capital Gains
For the Quarter                        Income     (Losses)     (Losses)       Common     Preferred    Common      Preferred
November 1, 1993 to January 31, 1994    $.31          --       $   .15         $.25         $.05          --          --
February 1, 1994 to April 30, 1994       .29        $ .28        (2.12)         .24          .05         $.10        $.02
May 1, 1994 to July 31, 1994             .29          .01          .25          .23          .06          --          --
August 1, 1994 to October 31, 1994       .31          .04        (1.05)         .24          .06          --          --
November 1, 1994 to January 31, 1995     .30         (.14)         .51          .24          .02          .27         .06
February 1, 1995 to April 30, 1995       .29         (.05)         .49          .23          .07          --          --
May 1, 1995 to July 31, 1995             .30          --           .26          .22          .07          --          --
August 1, 1995 to October 31, 1995       .30         (.04)         .44          .23          .07          --          --

                                                    Net Asset Value                    Market Price**
For the Quarter                                   High             Low              High             Low           Volume***
November 1, 1993 to January 31, 1994             $16.64           $16.12           $16.375          $15.00           528
February 1, 1994 to April 30, 1994                16.60            14.30            16.625           13.75           548
May 1, 1994 to July 31, 1994                      15.38            14.49            14.875           14.125          366
August 1, 1994 to October 31, 1994                15.07            14.04            14.50            12.25           861
November 1, 1994 to January 31, 1995              14.15            13.09            13.50            11.625        1,355
February 1, 1995 to April 30, 1995                14.85            14.18            14.00            13.125          465
May 1, 1995 to July 31, 1995                      15.38            14.55            14.125           13.375          487
August 1, 1995 to October 31, 1995                15.32            14.63            13.875           13.25           447


  *Calculations are based upon shares of Common Stock outstanding at the end of each quarter.
 **As reported in the consolidated transaction reporting system.
***In thousands.




OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Vincent R. Giordano, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, New York 10286

Transfer Agents
Common Stock:
The Bank of New York
101 Barclay Street
New York, New York 10286

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, New York 10004

NYSE Symbol
MYM